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                                                                    EXHIBIT 10.5



                          REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT (hereinafter called this "AGREEMENT"), dated as of August 28, 2000, between Hovnanian Enterprises, Inc., a Delaware corporation (the "COMPANY"), and each of the stockholders of WHI (as hereinafter defined) set forth on the signature pages hereto (each an "INVESTOR").


                                    RECITALS

          WHEREAS, the Investors are the beneficial owners of shares of common stock, par value $.01 per share ("WHI COMMON STOCK"), of Washington Homes, Inc., a Maryland corporation ("WHI");

          WHEREAS, the Company, WHI Holding Co., Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB"), and WHI have entered into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which WHI will be merged (the "MERGER") with and into Merger Sub;

          WHEREAS, as a result of the Merger, certain of the shares of WHI Common Stock beneficially owned by the Investors will be converted at the effective time of the Merger (the "EFFECTIVE TIME") into the right to receive, and thereafter the Investors shall become the beneficial owners of, shares of Class A Common Stock, par value $.01 per share ("CLASS A COMMON STOCK"), of the Company;

          WHEREAS, in connection with the Merger, the Company and certain of the Investors are contemporaneously entering into Voting Agreements of even date herewith, pursuant to which each such Investor, as one of a limited number of related shareholders of WHI, has agreed, among other things, subject to certain terms and conditions, to vote his, her or its shares of WHI Common Stock for approval and adoption of the Merger Agreement; and

          WHEREAS, the parties hereto desire to enter into this Agreement, which sets forth certain registration rights applicable to the Registrable Securities (as hereinafter defined) held from time to time by the Investor.

          NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

          1. DEFINITIONS.

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below:


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          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "HOLDER" shall mean each Investor and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

          "PERSON" shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

          "REGISTRABLE SECURITIES" shall mean any Class A Common Stock issued or issuable to a Holder and any Class A Common Stock which may be issued or distributed in respect of such Class A Common Stock by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

          "REGISTRATION EXPENSES" shall mean expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 4, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel to all Investors participating in the registration, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.


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          "SELLER" shall mean a Holder whose Registrable Securities are included in a registration statement pursuant to any provision of this Agreement.


          2. INCIDENTAL REGISTRATIONS.

          (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time after the Effective Time proposes to register its Class A Common Stock under the Securities Act (other than a registration of shares in connection with a sale for its own account, or a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Company and its subsidiaries or a registration of shares of Class A Common Stock pursuant to the terms of any Supplemental Agreement (as hereinafter defined) other than any such registration resulting from any right of a party to such Supplemental Agreement to have the Company effect registration under Section 7(a) of this Agreement), pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to each Investor of its intention to do so and of the Investor's rights under this Section 2. Upon the written request of any Investor made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Investor; PROVIDED, that
(i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities identified in such notice to be sold, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, the Investor must sell his, her or its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, an Investor may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) EXPENSES. The Company will pay Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2 to the same extent that the Company is obligated to pay the registration expenses of any other holders of Class A Common Stock or any holders of Class B Common Stock, par value $.01 per share ("CLASS B COMMON STOCK" and, collectively with the Class A Common Stock, "COMMON STOCK"), of the Company under the registration rights agreement or agreements having the most favorable terms to holders with respect to payment of such expenses.

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          (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the total amount of securities requested to be included in such registration (including the Registrable Securities which Investors have requested to be included in such registration pursuant to Section 2(a) hereof) exceeds the amount which can be sold in such offering without having an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (i) first, 100% of the securities proposed to be sold in the notice delivered to the Investors pursuant to Section 2(a) hereof and (ii) second, to the extent of the number of securities requested to be included in such registration exceed the number of securities that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities that Investors have requested to be included in such registration (and, in the case of more than one Holder having the rights of the Investors under this Section 2 and requesting pursuant to Section 2(a) hereof to have Registrable Securities included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder, provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

          3. REGISTRATION ON REQUEST.

          (a) REQUEST BY INVESTORS. After the Effective Time, upon the written request of an Investor or group of Investors that, as of the date of such request, hold Registrable Securities equal to at least 50% of the aggregate of all Registrable Securities then held by all Investors requesting that the Company effect the registration under the Securities Act of all or part of such Investor's or Investors' Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will (i) promptly upon receipt thereof, give written notice of such request to all other Holders and
(ii) as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Investor or Investors and any other Holders so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the foregoing, upon delivery to the requesting Investor or Investors of written notice and a brief statement of the reason for the Company's action, the Company shall be entitled to postpone filing of the registration statement otherwise properly requested to be filed pursuant to this
Section 3 for a period not to exceed 60 days if, in the reasonable judgment of the Board of Directors of the Company, such registration would materially interfere with or materially adversely affect any then existing negotiations for financing or any other arrangement, agreement or plan then pending or being negotiated in good faith, provided that the duration of such postponement does not exceed the number of days required to avoid such material interference or material adverse effect. Notwithstanding anything to the contrary in this Agreement, the Company need only effect a total of two registrations requested under this Section 3 for all of the Investors as a whole, and following such two registrations no Investor shall have any rights under this Section 3.

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          (b) REGISTRATION STATEMENT FORM. Registration under this Section 3 shall be on such appropriate registration form prescribed by the SEC under the Securities Act (i) as shall be selected by the Company and as shall be reasonably acceptable to the Investor and (ii) as shall permit the disposition of the Registrable Securities pursuant to the intended method of disposition thereof specified in accordance with Section 3(a) hereof. The Company agrees to include in such registration statement filed pursuant to this Section 3 all information that the participating Investors, upon advice of counsel, shall reasonably request. The Company may, if permitted by law, effect any registration requested under this Section 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement). If the managing underwriter shall advise the Company in writing that, in its opinion, the use of a form of registration statement other than Form S-3 is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c) EXPENSES. The Company will pay Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3 to the same extent that the Company is obligated to pay the registration expenses of any other holders of Class A Common Stock or any holders of Class B Common Stock under the registration rights agreement or agreements having the most favorable terms to holders with respect to payment of such expenses.

          (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective; provided, that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

          (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 3 involves an underwritten offering, the requesting Investor or Investors shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

          (f) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter in good faith advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including any Registrable Securities which any other Holder has requested to be included in such registration pursuant to Section 3(a) hereof) exceeds the amount which can be sold in such offering without having an adverse effect on such offering as contemplated by the requesting Investor or Investors (including the price at which the Investor or Investors propose to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the requesting Investor or Investors propose to sell and (ii) second, to the extent of the number of securities requested to be included in such registration exceed the number of securities that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities that the other Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder, provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration (consisting of the sum of the number of Registrable Securities that the Investor or Investors have requested to be included in such registration pursuant to Section 3(a) hereof and the number of Registrable Securities which any other Holder has requested to be included in such registration pursuant to Section 3(a)) is less than the amount of Registrable Securities that, in the opinion of the managing underwriter, can be sold without having the adverse effect referred to above, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of such managing underwriter, can be so sold.

          (g) OFFERINGS WITHOUT REGISTRATION. Notwithstanding anything to the contrary in this Section 3, if counsel for the Company shall determine that registration under the Securities Act is not required for the amount and/or intended method of disposition of the Registrable Securities specified in the Investor's or Investors' request for registration pursuant to Section 3(a) hereof, the Company shall not be required to effect such requested registration. In any such instance involving a proposed underwritten offering of such Registrable Securities, however, the Company shall use its reasonable best efforts to assist the Investor or Investor in consummating the transaction or transactions contemplated in such request, including, without limitation, the preparation of appropriate offering or sale documents, and shall pay Registration Expenses in connection with such offering to the same extent as the Company would be obligated to pay Registration Expenses pursuant to Section 3(c) hereof.

          4. REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (i) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 hereof at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days (or such period as may be permitted under the Securities Act) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Seller or Sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the Investor or Investors copies of all documents proposed to be filed, which documents will be subject to the review of such counsel and no such registration statement or prospectus, or any amendment or supplement thereto, shall be filed to which such counsel shall have reasonably objected on the grounds that such registration statement or prospectus, or amendment or supplement (with respect to disclosures or omissions in the case of a registration under Section 3 hereof relating to the Holders of Registrable Securities), does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder and shall have specified the basis for such objection in reasonable detail;

          (iii) furnish to each Seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such Seller;

          (iv) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Seller or Sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) notify each Seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Seller, prepare and furnish to such Seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (viii) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Class A Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as requesting Investor or Investors, the Seller or Sellers of a majority of the Registrable Securities being sold by other Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (x) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the Investor or the Seller or Sellers of a majority of the Registrable Securities being sold by other Holders (provided that such Registrable Securities constitute at least 25% of the securities covered by such registration statement) shall reasonably request; and

          (xi) make available for inspection by any Seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          The Company may require each Seller to furnish the Company with such information regarding such Seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this
Section 4, such Seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4, and, if so directed by the Company, such Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 4 and including the date when each Seller shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4.

          5. INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the Seller of any Registrable Securities covered by such registration statement, each affiliate of such Seller and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such Seller furnished to the Company by such Seller for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or any Indemnified Party and shall survive the transfer of such securities by such Seller.

          (b) INDEMNIFICATION BY THE SELLER. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective Seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a) hereof) the Company and all other prospective Sellers or any underwriter, as the case may be, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Seller or underwriter furnished to the Company by such Seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective Sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Seller.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, without the prior written consent of the Indemnified Party.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each Seller with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e) NON-EXCLUSIVITY. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

          6. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Investor, make publicly available such information), and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable Investors to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Investor, the Company will deliver to the Investor a written statement as to whether he, she or it has complied with such requirements. Notwithstanding anything contained in this Section 6, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          7. MISCELLANEOUS.

          (a) HOLDBACK AGREEMENT. If any such registration shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 180 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration if, and to the extent, the Company or any managing underwriter of any such offering determines such action is necessary or desirable in order to effect such offering, and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          (b) AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor who is then a party hereto. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 7(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

          (c) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

          (d) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, facsimile or hand delivery:

          (i)    if to the Company, to:

                 Hovnanian Enterprises, Inc.
                 10 Highway 35, P.O. Box 500
                 Red Bank, New Jersey  07701
                 Attention:

                 With a copy to:

                 Hovnanian Enterprises, Inc.
                 10 Highway 35, P.O. Box 500
                 Red Bank, New Jersey  07701

                 Attention:

          (ii) if to any Investor, to him, her or it at the address set forth below his or her signature or otherwise designated by such Investor:

          (iii) if to any other Holder, to the address of such other holder as shown in the books and records of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, (3) when telexed, answer-back received or (4) when sent by facsimile, receipt acknowledged.

          (e) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          (f) SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          (h) EFFECTIVENESS; TERMINATION. This Agreement shall not become effective until the Effective Time. This Agreement shall terminate, and shall cease to be of any further force or effect, with respect to any Investor or any other Holder at such time as such person beneficially owns shares of Class A Common Stock representing less than 1% of the issued and outstanding shares of Common Stock of the Company.

          (i) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New Jersey in any action or proceeding arising out of or relating to this Agreement.

          (j) SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                     HOVNANIAN ENTERPRISES, INC.



                                     By: /s/ J. Larry Sorsby
                                         ----------------------
                                         Name:  J. Larry Sorsby
                                         Title: Senior Vice-President and CFO





                                     ------------------
                                          Investor

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                                           HOVNANIAN ENTERPRISES, INC.


                                           By:  ______________________
                                                Name:
                                                Title:

Investors:


    /s/ Geaton A. DeCesaris, Sr.*
----------------------------------------
Geaton A. DeCesaris, Sr.


                                             /s/ Paul C. Sukalo*
                                           ---------------------------
                                           Paul C. Sukalo


    /s/ Elizabeth H. DeCesaris*                /s/ Ida M. Sukalo*
----------------------------------------   --------------------------------
Elizabeth H. DeCesaris                     Ida M. Sukalo


    /s/ Marco A. DeCesaris*                    /s/ Thomas Pellerito*
----------------------------------------   --------------------------------
Marco A. DeCesaris                         Thomas Pellerito


    /s/ Joseph A. DeCesaris*                   /s/ Josephine A. DeCesaris*
----------------------------------------   --------------------------------
Joseph A. DeCesaris                        Josephine A. DeCesaris


    /s/ Donna M. DeCesaris*                    /s/ Geaton A. DeCesaris, Jr.
----------------------------------------   --------------------------------
Donna M. DeCesaris                         Geaton A. DeCesaris, Jr.


    /s/ A. Hugo DeCesaris*
----------------------------------------
A. Hugo DeCesaris


    Julie P. DeCesaris*
----------------------------------------
Julie P. DeCesaris


*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

                                        THE DeCESARIS FAMILY
                                        WASHINGTON HOMES STOCK
                                        GRAT TRUST



                                        By:       /s/ Geaton A. Decesaris, Sr.*
                                            ----------------------------------
                                            Geaton A. DeCesaris, Sr., Trustee


                                        THE JOSEPH A. AND DONNA
                                        M. DeCESARIS FAMILY TRUST



                                        By:        /s/ Maria R. Vaccaro*
                                            ----------------------------------
                                                 Maria R. Vaccaro, Trustee


                                        By:        /s/ Robert D. Courtland*
                                            ----------------------------------
                                               Robert D. Courtland, Trustee


                                        THE GEATON A. AND JOSEPHINE A.
                                        DeCESARIS FAMILY TRUST


                                        By:        /s/ Maria R. Vaccaro*
                                            ----------------------------------
                                                 Maria R. Vaccaro, Trustee


                                        By:        /s/ Robert D. Courtland*
                                             ---------------------------------
                                                 Robert D. Courtland, Trustee





*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

THE MARCO A. DeCESARIS
FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
     ------------------------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
     -----------------------------------------------
         Robert D. Courtland, Trustee


THE GEATON A. AND ELIZABETH H.
DeCESARIS FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
     ------------------------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
     -----------------------------------------------
         Robert D. Courtland, Trustee


THE A. HUGO AND JULIE P.
DeCESARIS FAMILY TRUST


By:      /s/ Maria R. Vaccaro*
     ------------------------------------------------
         Maria R. Vaccaro, Trustee


By:      /s/ Robert D. Courtland*
     -----------------------------------------------
         Robert D. Courtland, Trustee



*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.

                                    AGREEMENT
                                       AND
                                POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint Geaton A. DeCesaris, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver to Hovnanian Enterprises, Inc. (hereinafter referred to a "Hovnanian") (i) the respective forms of Voting Agreement to which the undersigned and Hovnanian Enterprises, Inc. ("Hovnanian"), dated as of August 28, 2000, are parties, (ii) that certain Sale Participation Agreement, dated as of August 28, 2000, between Kevork S. Hovnanian and Ara K. Hovnanian, on the one hand, and each of the undersigned, on the other hand, are parties, and (iii) that certain Registration Rights Agreement, dated as of August 28, 2000, between Hovnanian and each of the undersigned. The undersigned further grants unto said attorney-in -fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with the execution and delivery of the foregoing agreements to Hovnanian, as fully to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed to constitute one and the same instrument or document.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 28th day of August, 2000.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

 /s/ Geaton A. DeCesaris, Sr.           THE DeCESARIS FAMILY
---------------------------------       WASHINGTON HOMES STOCK
Geaton A. DeCesaris, Sr.                GRAT TRUST


 /s/ Elizabeth H. DeCesaris             By:        /s/ Geaton A. DeCesaris
---------------------------------           ----------------------------------
Elizabeth H. DeCesaris                      Geaton A. DeCesaris, Sr., Trustee


 /s/ Marco A. DeCesaris                 THE JOSEPH A. AND DONNA
---------------------------------       M. DeCESARIS FAMILY TRUST
Marco A. DeCesaris


 /s/ Joseph A. DeCesaris                By:        /s/ Maria R. Vaccaro
---------------------------------           ----------------------------------
Joseph A. DeCesaris                              Maria R. Vaccaro, Trustee


 /s/ Donna M. DeCesaris                 By:        /s/ Robert D. Courtland
---------------------------------           ----------------------------------
Donna M. DeCesaris                             Robert D. Courtland, Trustee


 /s/ A. Hugo DeCesaris                  THE GEATON A. AND JOSEPHINE A.
---------------------------------       DeCESARIS FAMILY TRUST
A. Hugo DeCesaris


 /s/ Julie P. DeCesaris                 By:        /s/ Maria R. Vaccaro
---------------------------------           ----------------------------------
Julie P. DeCesaris                               Maria R. Vaccaro, Trustee


 /s/ Paul C. Sukalo                     By:        /s/ Robert D. Courtland
---------------------------------            ---------------------------------
Paul C. Sukalo                                   Robert D. Courtland, Trustee


 /s/ Ida M. Sukalo
---------------------------------
Ida M. Sukalo


 /s/ Thomas Pellerito
---------------------------------
Thomas Pellerito


 /s/ Josephine DeCesaris
---------------------------------
Josephine DeCesaris

THE GEATON A. AND ELIZABETH H.          THE MARCO A. DeCESARIS
DeCESARIS FAMILY TRUST                  FAMILY TRUST


By:        /s/ Maria R. Vaccaro
    --------------------------------    By:        /s/ Maria R. Vaccaro
         Maria R. Vaccaro, Trustee          --------------------------------
                                                 Maria R. Vaccaro, Trustee

By:        /s/ Robert D. Courtland
     -------------------------------    By:        /s/ Robert D. Courtland
         Robert D. Courtland, Trustee       --------------------------------
                                                Robert D. Courtland, Trustee

THE A. HUGO AND JULIE P.
DeCESARIS FAMILY TRUST


By:        /s/ Maria R. Vaccaro
     -------------------------------
         Maria R. Vaccaro, Trustee


By:        /s/ Robert D. Courtland
     -------------------------------
         Robert D. Courtland, Trustee




*PURSUANT TO A POWER OF ATTORNEY ATTACHED HERETO.